                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                          ----------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of Earliest Event Reported):
                                 AUGUST 4, 1997

                          ----------------------------

                             HARBOUR CAPITAL CORP.
             (Exact name of registrant as specified in its charter)


     DELAWARE                      33-57982-D                 84-1204841
(State of Incorporation)     (Commission File No.)         (I.R.S. Employer
                                                          Identification No.)

                              GREENBRIER TOWER II
                        870 GREENBRIER CIRCLE, SUITE 400
                          CHESAPEAKE, VIRGINIA  23310
                    (Address of principal executive offices)


                                 (757) 938-9863
              (Registrant's telephone number, including area code)


                              3127 RAMSHORN DRIVE
                          CASTLE ROCK, COLORADO  80104
       (Former name or former address, if changed since last report.)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

           Effective August 4, 1997, Harbour Capital Corp. (the "Company") issued 2,386,210 restricted shares of its Common Stock (the "Shares") to the seven shareholders (the "BAI Shareholders") of Benefits Administration, Inc., a Florida corporation ("BAI"), in exchange (the "Exchange") for all of the outstanding shares of BAI pursuant to the terms and conditions of an Agreement and Plan of Exchange (the "Agreement") among the Company, BAI and the BAI Shareholders.

         The Shares issued in the Exchange represent approximately 94% of the Company's issued and outstanding Common Stock. The principal BAI Shareholders are R. Thomas Kidd, Julie T. Garth, Leslie E. Buck and Dr. Loren Blickenstaff and after the Exchange, they own 71.7%, 9.4%, 4.7% and 4.7%, respectively, of the outstanding shares of the Company. Mr. Kidd, acting alone or with other BAI Shareholders, will be able to effectively control matters requiring approval by the stockholders of the Company, including the election of directors. The voting power of these stockholders under certain circumstances could have the effect of delaying or preventing a change in control of the Company. Under certain circumstances, BAI Shareholders have the right to include their Shares on certain registration statements which may be filed by the Company under the Securities Act of 1933.

         At the closing of the Exchange, (i) the Company's board of directors was increased to five members, (ii) Frank L. Kramer and Lawrence Schroll, who were the only officers and directors of the Company and two of its principal shareholders, resigned as officers and directors (although Mr. Schroll will remain as an observer to the Board of Directors) and (iii) certain BAI shareholders, officers and directors were appointed to the vacancies created by the resignations. The Board of Directors of the Company is now comprised of R. Thomas Kidd, Janet M. Ackerley, Julie T. Garth, Leslie E. Buck and Vera L. Harrell. All of the BAI Shareholders, except Dr. Blickenstaff, are parties to a voting agreement which requires them to vote their shares in any election of directors for Messrs. Kidd and Buck and Ms. Ackerley and Ms. Garth. Mr. Kidd was elected Chairman of the Board, Chief Executive Officer, President and Treasurer and Vera Harrell was appointed Secretary. In accordance with the terms and conditions of the Agreement, the Company and Mr. Kidd intend to enter into an employment agreement within 60 days of the closing to be effective for a minimum of two years.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

           In consideration of the exchange of the Shares of the Company for the shares of BAI, BAI became a wholly owned subsidiary of the Company on August 4, 1997. BAI's assets consist primarily of cash, accounts receivable, prepaid interest, notes receivable and office equipment. The number of Shares issued was determined by the Company and BAI through arm's length negotiations and does not necessarily bear any relationship to the parties' assets, book value, earnings history or other investment criteria. Factors such as the parties' historical operating results, their current financial condition and future prospects, the experience of their management and amount of ownership to be retained by the Company's shareholders were among the factors considered in making such determination. Prior to the Exchange, there was no relationship between the Company, its officers, directors, shareholders and affiliates, and BAI, its officers, directors, shareholders and affiliates.

         BAI provides and administers comprehensive benefit programs for clients such as affinity groups, non-profit organizations and corporations, which in turn provide the programs to their





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members, who are the end users.  The client selects from among a variety of discounted products and services to be included in the privately labeled benefit program offered to its members. BAI provides an information brochure and membership card to each member of the client's organization, who in turn, must activate the card to obtain the benefits. The client and BAI revenue share on the members' usage of the benefits program. BAI handles all plan administration and provides a customer support line as well as updates on benefits from a fax on demand system, internet web site and audio information system through which a client can broadcast messages to its members.

         In connection with the Exchange, the parties agreed that the Company would, subject to shareholder approval, increase its authorized capital stock to 50,000,000 shares of Common Stock and complete a forward split of its outstanding Common Stock on approximately a seven for one basis. Such transaction is to occur no later than November 2, 1997.

         In connection with the Exchange, the Company entered into a registration rights agreement with Messrs. Schroll and Kramer, Keith A. Koch and ELB, Inc. (collectively, the "Holders") covering certain Common Stock Purchase Warrants owned by them. The agreement provides that until July 31, 2000, the Holders shall have the right to include 121,670 Class A Common Stock Purchase Warrants and 121,670 Class B Common Stock Purchase Warrants and the underlying shares on any registration statement which the Company files to register any of its securities under the Securities Act of 1933, as amended (the "Act"), in connection with a public offering for cash proceeds payable in whole or in part to the Company. The Holders also have been granted the right to demand at any time prior to July 31, 2000 that the Company file a registration statement under the Act covering such Warrants and the underlying shares. All expenses of such registration shall be borne by the Company. Prior to the Exchange, each Holder was a principal shareholder of the Company

         The Company has continued to evaluate opportunities to acquire one or more complementary business opportunities, but to date has not entered into any definitive agreement by which it would acquire, invest or otherwise participate in such an opportunity.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) It is impracticable to provide the required financial statements relative to BAI at this time. In accordance with Item 7(a)(1) of Form 8-K, the Company will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

         (b) It is impracticable to provide the required pro forma financial information relative to BAI and the Company at this time. In accordance with Item 7(b)(2) of Form 8-K, the Company will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

         (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:


                                                                        Reg. S-B
Exhibit No.               Description                                   Item No.
-----------               -----------                                   --------
  2.1           Agreement and Plan of Exchange among the Company,        2
                Benefits Administration, Inc. and the shareholders
                of Benefits Administration, Inc.


ITEM 8.         CHANGE IN FISCAL YEAR.

                Not applicable.

ITEM 9.         SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                Not applicable.


                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  HARBOUR CAPITAL CORP.



Date:  August 19, 1997            By: /s/ R. Thomas Kidd
                                     --------------------------------------
                                     R. Thomas Kidd, Chairman of the Board,
                                     Chief Executive Officer and President





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                                 EXHIBIT INDEX


                                                                                                      Reg. S-B
Exhibit No.              Description                                                                  Item No.
-----------              -----------                                                                  --------
  2.1              Agreement and Plan of Exchange among the Company,                                    2
                   Benefits Administration, Inc. and the shareholders of
                   Benefits Administration, Inc.